EXHIBIT 10.2

GE Healthcare Financial Services

AMENDMENT TO THE PROMISSORY NOTE DATED AS OF 12/31/2004
INTERNAL CONTRACT REFERENCE NUMBER 8528104
INTERNAL ORDER REFERENCE NUMBER 861404511

This is an Amendment dated as of 10/15/07 to the Promissory Note referenced above between General Electric Capital Corporation (“Lender”) and The Sagemark Companies LTD. (“Debtor”).

The 3rd and 8th paragraph is hereby amended and restated as follows:

Original - The interest rate with respect to this Promissory Note will be established for each individual advance on Exhibit A, based on the following formula: 7.34% per annum plus or minus, as applicable, the number of points that the yield on 7 Year Interest Rate Swaps on the date of the advance, is above or below 3.14%, which was established based on the 7 Year Interest Rate Swaps as of the week ending June 6, 2003, to be paid in lawful money of the United States, in 84 consecutive monthly installments of principal and interest of 3 Months @ $0.00, 80 Months @ $7,611.56, plus all applicable taxes, (all payments in arrears) and a final installment which shall be in the amount of the total outstanding principal and interest (“Payment Schedule”). The Payment Schedule may be adjusted by Payee for advances less than the principal amount stated above, accrued interest due, or a change in the interest rate. The final Payment Schedule will be detailed on Exhibit A.

Original - The Maker may prepay in full, but not in part, its entire indebtedness hereunder upon payment of an additional sum as a premium equal to the following percentages of the original principal balance for the indicated period:

Prior to the first annual anniversary date of this Promissory Note: no prepayment permitted;
Month 13 through and including month 24 of this Promissory Note: four percent (4%);
Month 25 through and including month 36 of this Promissory Note: three percent (3%);
Month 37 through and including month 48 of this Promissory Note: two percent(2%);
and one percent (1%) thereafter, plus all other sums due hereunder.

Amended - The interest rate with respect to this Promissory Note will be established for each individual advance on Exhibit A, based on the following formula: 7.34% per annum plus or minus, as applicable, the number of points that the yield on 7 Year Interest Rate Swaps on the date of the advance, is above or below 3.14%, which was established based on the 7 Year Interest Rate Swaps as of the week ending June 6, 2003, to be paid in lawful money of the United States, in 87 consecutive monthly installments of principal and interest of 3 Months @ $0.00, 30 Months @ $7,611.56, 3 Months @ $2,296.77, 50 Months @ $7,611.56, plus all applicable taxes, (all payments in arrears) and a final installment which shall be in the amount of the total outstanding principal and interest (“Payment Schedule”). The Payment Schedule may be adjusted by Payee for advances less than the principal amount stated above, accrued interest due, or a change in the interest rate. The final Payment Schedule will be detailed on Exhibit A.

Amended - The Maker may prepay in full, but not in part, its entire indebtedness hereunder upon payment of an additional sum as a premium equal to the following percentages of the original principal balance for the indicated period:

Prior to the first annual anniversary date of this Promissory Note: no prepayment permitted;
Month 13 through and including month 27 of this Promissory Note: four percent (4%);
Month 28 through and including month 39 of this Promissory Note: three percent (3%);
Month 40 through and including month 51 of this Promissory Note: two percent(2%);
and one percent (1%) thereafter, plus all other sums due hereunder.

EXCEPT AS PROVIDED IN THIS AMENDMENT, ALL OTHER TERMS AND CONDITIONS OF THE ABOVE REFERENCED SCHEDULE REMAIN IN FULL FORCE AND EFFECT AS ORIGINALLY WRITTEN.

Lender:	Debtor:

General Electric Capital Corporation	The Sagemark Companies LTD.

By: /s/ David Handke	By: /s/ George W. Mahoney

Print Name: David Handke	Print Name: George W. Mahoney

Title: Duly Authorized Signatory	Title: Chief Financial Officer